[LOGO] M F S(SM)                                       Semiannual Report
INVESTMENT MANAGEMENT                                       May 31, 1997

--------------------------------------------------------------------------------
MASSACHUSETTS INVESTORS GROWTH STOCK FUND
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio Concentration .................................................... 6
Portfolio of Investments ................................................... 7
Financial Statements .......................................................12
Notes to Financial Statements ..............................................19
The MFS Family of Funds(R) .................................................24
Trustees and Officers ......................................................25



   HIGHLIGHTS


   o FOR THE SIX MONTHS ENDED MAY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 16.53%, CLASS B SHARES 15.97%, AND CLASS I SHARES 16.63%.

   o PERFORMANCE HAS BEEN DRIVEN BY CONTINUED STRENGTH IN THE FUND'S CORE HOLDINGS IN TECHNOLOGY, FINANCIAL SERVICES, AND MEDIA STOCKS, WHICH HAVE BENEFITED FROM STEADY, NONINFLATIONARY ECONOMIC GROWTH, STABLE INTEREST RATES, AND A STRONG U.S. CURRENCY.

   o TECHNOLOGY COMPANIES WITH GLOBAL FRANCHISES HAVE BEEN ABLE TO OUTPERFORM ALMOST ALL OTHER COMPANIES IN TERMS OF EARNINGS GROWTH AND RETURN ON EQUITY, AND FIRMS SUCH AS MICROSOFT, ORACLE, AND BMC SOFTWARE HAVE CONSISTENTLY EXCEEDED EXPECTATIONS.

   o IN THE FINANCIAL SERVICES AREA, COMPANIES WITH GLOBAL FRANCHISES, SUCH AS AMERICAN EXPRESS AND CITICORP, CONTINUE TO BE A FOCUS OF THE FUND.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
After more than six years of expansion, the U.S. economy is experiencing another year of growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. The U.S. economy exhibited a great deal of strength in the first quarter of 1997, growing at an annualized rate of 5.8%. This pace could clearly lead to inflationary pressures were it to continue, as could the ongoing tightness in the labor market. Moreover, there is reason for caution as a result of the continuing high level of consumer debt and rising personal bankruptcies. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% to 2 1/2% in 1997, with the strength of the first quarter moderating as we move through the balance of the year.

  We continue to urge U.S. equity investors to remain cautious for 1997. Just as the slowdown in corporate earnings growth and the increases in interest rates in 1996 raised some near-term concerns, further interest-rate increases and the fear of an acceleration of inflation have added some volatility to the stock market in 1997. However, while the U.S. equity market enjoyed several years without a major correction, we would like to point out that such downturns are a natural part of the investment environment and, when they end, they often result in more attractive valuations for stocks.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President


June 12, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Christian Felipe

     Christian Felipe

Dear Shareholders:
For the six months ended May 31, 1997, Class A shares of the Fund provided a total return of 16.53%, Class B shares 15.97%, and Class I shares 16.63%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 13.18% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

  Performance for the past six months has been driven by continued strength in the Fund's core holdings in technology, financial services, and media stocks. We believe the backdrop for these positions could not be more ideal, as the U.S. economy has shown steady, noninflationary growth that has led to stable interest rates and a strong U.S. currency.

  In this environment, technology companies with global franchises have been able to outperform almost all other companies in terms of earnings growth and return on equity. Firms such as Microsoft, Oracle, and BMC Software have consistently exceeded expectations and have contributed meaningfully to the Fund's performance.

  Over the past six months, we have expanded the Fund's universe of technology holdings to include a group of Japanese technology leaders that are benefiting from the analog-to-digital movement, a trend that is occurring faster than expected. For example, digital cameras and digital-video discs are selling at a rapid rate. Japanese companies such as Sony and Canon are leading the charge in this field and, with a weak yen as a backdrop, these stocks are adding to the Fund's performance.

  In the financial services area, global franchises are again a focus of the Fund. In the United States, American Express and Citicorp are leaders in their respective fields, although their major growth opportunities lie elsewhere, particularly in the rapidly growing Pacific Rim. Credit cards are gaining increasing importance in all parts of the world, and these firms are positioned to exploit these opportunities.

  The consolidation in the media sector continues, particularly in the radio market. The 1996 Telecommunications Act has allowed radio companies to own as many as eight stations in an individual market. Firms such as Clear Channel, American Radio, and Jacor Communications are forming media clusters across the country, and the increased pricing power that this consolidation has created has improved the results for these companies.

  Looking ahead, while the environment for financial assets is favorable, valuations for most stocks are quite high and maintaining returns at their historical level may be difficult. Nonetheless, we will continue to search worldwide for attractive franchises and invest in them when we believe valuations are reasonable.

Respectfully,

/s/ Christian Felipe
Christian Felipe
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE
   CHRISTIAN FELIPE JOINED MFS IN 1986. A GRADUATE OF U.C.L.A. AND THE UNIVERSITY OF PENNSYLVANIA'S WHARTON SCHOOL OF FINANCE AND COMMERCE, HE WAS NAMED INVESTMENT OFFICER IN 1987, ASSISTANT VICE PRESIDENT INVESTMENTS IN 1988, VICE PRESIDENT - INVESTMENTS IN 1989, AND SENIOR VICE PRESIDENT IN 1996. HE HAS MANAGED MASSACHUSETTS INVESTORS GROWTH STOCK FUND SINCE 1995.

   FUND FACTS

   STRATEGY:                          THE INVESTMENT OBJECTIVE OF THE FUND IS TO
                                      PROVIDE LONG-TERM GROWTH OF CAPITAL AND
                                      FUTURE INCOME RATHER THAN CURRENT INCOME.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:             CLASS A:    JANUARY 1, 1935
                                      CLASS B:    SEPTEMBER 7, 1993
                                      CLASS I:    JANUARY 2, 1997

   SIZE:                              $1.5 BILLION NET ASSETS AS OF MAY 31, 1997

PERFORMANCE SUMMARY

Because mutual funds like Massachusetts Investors Growth Stock Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
AS OF MAY 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +16.53%          +27.02%         +124.73%         +261.08%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +27.02%         + 17.58%         + 13.70%
------------------------------------------------------------------------------------------------------------------------
SEC Results                                              --            +19.74%         + 16.19%         + 13.03%
------------------------------------------------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +15.97%          +25.95%         +117.84%         +250.12%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +25.95%         + 16.85%         + 13.35%
------------------------------------------------------------------------------------------------------------------------
SEC Results                                              --            +22.10%         + 16.63%         + 13.35%
------------------------------------------------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                                     6 Months           1 Year          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                               +16.63%          +27.13%         +124.83%         +261.40%
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                              --            +27.13%         + 17.59%         + 13.71%
------------------------------------------------------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included in the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1997

TOP 10 HOLDINGS

MICROSOFT CORP.                                   MCI COMMUNICATIONS CORP.
Computer software and systems company             Telecommunications company

FRANKLIN RESOURCES, INC.                          CISCO SYSTEMS, INC.
Mutual fund and financial services company        Computer network developer

COMPUTER ASSOCIATES INTERNATIONAL, INC.           RITE AID CORP.
Computer software company                         U.S. drugstore chain

ORACLE SYSTEMS CORP.                              CADENCE DESIGN SYSTEMS, INC.
Developer and manufacturer of                     Computer software and systems
database software                                 company

LUCENT TECHNOLOGIES, INC.                         CVS CORP.
Telecommunications and micro-electronics          U.S. drugstore chain
company

LARGEST SECTORS

      Technology                                                    35.8%
      Leisure                                                       16.1%
      Financial Services                                            14.1%
      Retail                                                         9.6%
      Miscellaneous (Conglomerates, special products/services)       8.6%
      Other Sectors                                                 15.8%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - May 31, 1997

Stocks - 94.3%
--------------------------------------------------------------------------------
Issuer                                                  Shares            Value
--------------------------------------------------------------------------------
U.S. Stocks - 91.2%
  Aerospace - 0.3%
    Gulfstream Aerospace Corp.*                        125,000   $    3,671,875
-------------------------------------------------------------------------------
  Banks and Credit Companies - 2.0%
    Chase Manhattan Corp.                               75,000   $    7,087,500
    Citicorp                                            85,000        9,721,875
    Norwest Corp.                                      250,000       13,375,000
                                                                 --------------
                                                                 $   30,184,375
-------------------------------------------------------------------------------
  Building - 0.3%
    Newport News Shipbuilding, Inc.                    250,000   $    4,156,250
-------------------------------------------------------------------------------
  Business Machines - 2.0%
    Affiliated Computer Services, Inc.*                145,000   $    3,842,500
    Sun Microsystems, Inc.*                            825,000       26,606,250
                                                                 --------------
                                                                 $   30,448,750
-------------------------------------------------------------------------------
  Business Services - 4.5%
    AccuStaff, Inc.*                                   228,700   $    5,488,800
    ADT Ltd.*                                          710,000       20,678,750
    Canon, Inc.                                         30,000        3,806,250
    Computer Sciences Corp.*                           165,000       12,766,875
    CUC International, Inc.*                           408,700        9,400,100
    DST Systems, Inc.*                                 115,000        3,536,250
    Ikon Office Solutions, Inc.                         25,000          725,000
    Interim Services, Inc.*                            180,000        7,020,000
    Sabre Group Holding, Inc.*                         150,000        4,181,250
                                                                 --------------
                                                                 $   67,603,275
-------------------------------------------------------------------------------
  Cellular Telephones - 0.5%
    AirTouch Communications, Inc.*                     100,000   $    2,787,500
    Telephone & Data Systems, Inc.                     125,000        4,851,563
                                                                 --------------
                                                                 $    7,639,063
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 8.5%
    First Data Corp.                                   360,000   $   14,400,000
    Microsoft Corp.*                                   900,000      111,600,000
                                                                 --------------
                                                                 $  126,000,000
-------------------------------------------------------------------------------
  Computer Software - Systems - 14.6%
    Adobe Systems, Inc.                                  9,400   $      419,475
    BMC Software, Inc.*                                528,500       28,605,062
    Cadence Design Systems, Inc.*                      905,000       30,091,250
    Computer Associates International, Inc.          1,195,000       65,426,250
    Compuware Corp.*                                   220,000       10,202,500
    Oracle Systems Corp.*                            1,380,000       64,342,500
    Sybase, Inc.*                                      470,000        7,490,625
    Synopsys, Inc.*                                    135,000        5,045,625
    USCS International, Inc.*                          250,000        5,718,750
    Xionics Document Technologies*                      50,000          693,750
                                                                 --------------
                                                                 $  218,035,787
-------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
    Hertz Corp., "A"*                                   14,100   $      482,925
    Service Corp. International                         45,000        1,586,250
    Tyco International Ltd.                            350,000       22,225,000
                                                                 --------------
                                                                 $   24,294,175
-------------------------------------------------------------------------------
  Containers - 0.1%
    Corning, Inc.                                       35,000   $    1,763,125
-------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    General Electric Co.                               155,000   $    9,358,125
    Westinghouse Electric Corp.                        200,001        4,050,020
                                                                 --------------
                                                                 $   13,408,145
-------------------------------------------------------------------------------
  Electronics - 2.5%
    Atmel Corp.*                                       150,000   $    4,312,500
    Intel Corp.                                        160,000       24,240,000
    Sony Corp.                                         105,000        8,951,250
                                                                 --------------
                                                                 $   37,503,750
-------------------------------------------------------------------------------
  Entertainment - 7.8%
    American Radio Systems Corp., "A"*                 100,000   $    3,725,000
    Argyle Television, Inc.*                           100,000        2,337,500
    Clear Channel Communications, Inc.*                545,000       28,816,875
    Cox Radio, Inc.*                                   175,000        3,915,625
    Disney (Walt) Co.                                   25,000        2,046,875
    Harrah's Entertainment, Inc.*                    1,300,000       24,212,500
    Jacor Communications, Inc., "A"*                   250,000        8,625,000
    LIN Television Corp.*                              446,600       19,371,275
    Mirage Resorts, Inc.*                              250,000        5,968,750
    Time Warner, Inc.                                  237,500       11,043,750
    Univision Communications, Inc.,"A"*                150,000        5,400,000
                                                                 --------------
                                                                 $  115,463,150
-------------------------------------------------------------------------------
  Financial Institutions - 10.0%
    American Express Co.                               300,000   $   20,850,000
    AmeriTrade Holding Corp.*                           15,000          210,000
    Associates First Capital Corp.                     400,000       18,900,000
    BA Merchants Services, Inc.*                        75,000        1,228,125
    Federal National Mortgage Association              300,000       13,087,500
    Franklin Resources, Inc.                         1,300,000       84,175,000
    Merrill Lynch & Co., Inc.                           70,000        7,420,000
    State Street Corp.*                                 50,000        2,231,250
                                                                 --------------
                                                                 $  148,101,875
-------------------------------------------------------------------------------
  Food and Beverage Products - 0.8%
    PepsiCo, Inc.                                      325,000   $   11,943,750
-------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Kimberly-Clark Corp.                               100,000   $    5,012,500
-------------------------------------------------------------------------------
  Insurance - 1.4%
    Equitable of Iowa Cos.                             305,000   $   16,889,375
    Hartford Financial Services Group                   50,000        3,900,000
    Hartford Life, Inc.*                                13,600          455,600
                                                                 --------------
                                                                 $   21,244,975
-------------------------------------------------------------------------------
  Medical and Health Products - 2.9%
    Bristol-Myers Squibb Co.                           260,000   $   19,077,500
    Johnson & Johnson                                  140,000        8,382,500
    Pfizer, Inc.                                        35,000        3,600,625
    Schering Plough Corp.                              135,000       12,251,250
                                                                 --------------
                                                                 $   43,311,875
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.6%
    Cardinal Health, Inc.                               50,000   $    2,912,500
    Columbia/HCA Healthcare Corp.                      250,000        9,156,250
    Genesis Health Ventures, Inc.*                     140,000        4,602,500
    Health Management Associates, Inc., "A"*           100,000        2,925,000
    HealthSouth Corp.*                                 325,000        7,434,375
    Medtronic Inc.                                      35,000        2,590,000
    Pacificare Health Systems, Inc., "B"*               65,000        5,151,250
    St. Jude Medical, Inc.*                             95,000        3,218,125
    United Healthcare Corp.                            375,000       21,187,500
    Vivra, Inc.*                                       250,000        8,843,750
                                                                 --------------
                                                                 $   68,021,250
-------------------------------------------------------------------------------
  Pollution Control - 0.7%
    USA Waste Services, Inc.*                          115,000   $    4,168,750
    Waste Management, Inc.*                            200,000        6,350,000
                                                                 --------------
                                                                 $   10,518,750
-------------------------------------------------------------------------------
  Printing and Publishing - 2.3%
    Gannett Co., Inc.                                  270,000   $   24,975,000
    Journal Register Co.*                               70,000        1,058,750
    Tribune Co.                                        200,000        8,650,000
                                                                 --------------
                                                                 $   34,683,750
-------------------------------------------------------------------------------
  Restaurants and Lodging - 4.8%
    HFS, Inc.*                                         500,000   $   26,937,500
    Hilton Hotels Corp.                                380,000       10,735,000
    Marriot International, Inc.                        135,000        7,796,250
    Outback Steakhouse, Inc.*                           30,000          697,500
    Promus Hotel Corp.*                                696,600       25,164,675
                                                                 --------------
                                                                 $   71,330,925
-------------------------------------------------------------------------------
  Stores - 8.4%
    AutoZone, Inc.*                                    140,000   $    3,272,500
    CVS Corp.                                          625,000       29,921,875
    General Nutrition Cos., Inc.*                      185,000        4,301,250
    Gymboree Corp.*                                     55,000        1,375,000
    Home Depot, Inc.                                   460,000   $   28,980,000
    Micro Warehouse, Inc.*                             215,000        3,708,750
    Office Depot, Inc.*                              1,250,000       21,562,500
    PetSmart, Inc.*                                     60,400          739,900
    Rite Aid Corp.                                     650,000       30,225,000
    Sunglass Hut International, Inc.*                   50,000          339,063
                                                                 --------------
                                                                 $  124,425,838
-------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                     250,000   $   11,250,000
-------------------------------------------------------------------------------
  Telecommunications - 5.6%
    Aspect Telecommunications Corp.*                    27,500   $      618,750
    Cabletron Systems, Inc.*                           320,000       14,080,000
    Cellular Communications International*             115,000        3,061,875
    Cisco Systems, Inc.*                               450,000       30,487,500
    Lucent Technologies, Inc.                          555,000       35,311,875
                                                                 --------------
                                                                 $   83,560,000
-------------------------------------------------------------------------------
  Utilities - Telephone - 3.0%
    MCI Communications Corp.                           875,000   $   33,578,125
    Sprint Corp.                                       225,000       10,996,875
                                                                 --------------
                                                                 $   44,575,000
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $1,358,152,208
-------------------------------------------------------------------------------
Foreign Stocks - 3.1%
  Canada - 0.2%
    Loewen Group, Inc. (Business Services)              70,000   $    2,310,000
-------------------------------------------------------------------------------
  Germany - 0.4%
    Sap AG (Computer Software - Systems)                12,500   $    2,233,949
    Sap Aktiengesellschaft, ADR
      (Computer Software - Systems)                     50,000        3,012,500
                                                                 --------------
                                                                 $    5,246,449
-------------------------------------------------------------------------------
  Japan - 1.7%
    Canon, Inc. (Consumer Goods)                       368,000   $    9,338,495
    Sony Corp. (Electronics)                           150,000       12,658,065
    TDK Corp. (Special Products and Services)           50,000        3,845,161
                                                                 --------------
                                                                 $   25,841,721
-------------------------------------------------------------------------------
  Switzerland - 0.5%
    Novartis AG (Pharmaceuticals)                        6,000   $    8,155,752
-------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Danka Business Systems, ADR (Business Services)    125,000   $    5,015,625
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $   46,569,547
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,040,947,309)                   $1,404,721,755
-------------------------------------------------------------------------------

Convertible Preferred Stock - 0.4%
-------------------------------------------------------------------------------
  Entertainment
    American Radio Systems Corp., 7s##*
      (Identified Cost $4,966,400)                     100,000   $    5,400,000
-------------------------------------------------------------------------------
                                              Principal Amount
Short-Term Obligations - 4.1%                     (000 Omitted)
-------------------------------------------------------------------------------
    Carolina Power & Light Co., due 06/23/97          $  6,000   $    5,979,870
    Federal Farm Credit Bank, due 06/04/97               5,225        5,222,653
    Federal Home Loan Mortgage Corp., due 06/09/97       8,000        7,990,355
    Federal Home Loan Mortgage Corp., due 06/20/97         585          583,373
    Federal National Mortgage Assn., due 06/03/97        6,000        5,998,188
    Federal National Mortgage Assn., due 06/19/97       11,545       11,513,425
    Federal National Mortgage Assn., due 06/25/97        6,500        6,476,687
    Federal National Mortgage Assn., due 06/27/97        5,000        4,980,572
    General Electric Capital Corp., due 06/02/97         7,975        7,973,759
    General Electric Capital Corp., due 06/13/97         4,575        4,566,613
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $   61,285,495
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,107,199,204)              $1,471,407,250
Other Assets, Less Liabilities - 1.2%                                17,164,032
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $1,488,571,282
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
May 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,107,199,204)       $1,471,407,250
  Cash                                                                  69,454
  Receivable for investments sold                                   30,305,588
  Receivable for Fund shares sold                                    6,032,926
  Dividends and interest receivable                                    448,242
  Other assets                                                          11,137
                                                                --------------
      Total assets                                              $1,508,274,597
                                                                --------------
Liabilities:
  Payable for investments purchased                             $   18,077,379
  Payable for Fund shares reacquired                                   844,767
  Payable to affiliates -
    Management fee                                                      22,795
    Administrative fee                                                   1,156
    Shareholder servicing agent fee                                     10,550
    Distribution and service fee                                       502,450
  Accrued expenses and other liabilities                               244,218
                                                                --------------
      Total liabilities                                         $   19,703,315
                                                                --------------
Net assets                                                      $1,488,571,282
                                                                ==============
Net assets consist of:
  Paid-in capital                                               $  963,869,657
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                364,211,373
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                  160,702,110
  Accumulated net investment loss                                     (211,858)
                                                                --------------
      Total                                                     $1,488,571,282
                                                                ==============
Shares of beneficial interest outstanding                         124,537,950
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $1,435,713,214 / 120,019,827 shares
    of beneficial interest outstanding)                             $11.97
                                                                    ======
  Offering price per share (100 / 94.25)                            $12.70
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets $43,186,387 / 3,710,756 shares
    of beneficial interest outstanding)                             $11.64
                                                                    ======
Class I shares:
  Net asset value, offering price and redemption price
     per share (net assets $9,671,681 / 807,367 shares
     of beneficial interest outstanding)                            $11.98
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended May 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $  3,047,987
    Interest                                                         1,650,970
                                                                  ------------
      Total investment income                                     $  4,698,957
                                                                  ------------

  Expenses -
    Management fee                                                $  1,954,267
    Trustees' compensation                                              34,856
    Shareholder servicing agent fee                                    733,395
    Shareholder servicing agent fee (Class A)                          138,021
    Shareholder servicing agent fee (Class B)                            4,689
    Distribution and service fee (Class A)                           1,453,815
    Distribution and service fee (Class B)                             156,521
    Administrative fee                                                  50,049
    Custodian fee                                                      208,391
    Postage                                                             62,766
    Auditing fees                                                       16,761
    Printing                                                             7,559
    Legal fees                                                           6,301
    Miscellaneous                                                      197,909
                                                                  ------------
      Total expenses                                              $  5,025,300
    Fees paid indirectly                                              (192,502)
                                                                  ------------
      Net expenses                                                $  4,832,798
                                                                  ------------
        Net investment loss                                       $   (133,841)
                                                                  ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $164,613,861
    Foreign currency transactions                                      (11,231)
                                                                  ------------
      Net realized gain on investments and foreign currency
       transactions                                               $164,602,630
                                                                  ------------

  Change in unrealized depreciation -
    Investments                                                   $ 45,277,164
    Translation of assets and liabilities in foreign
      currencies                                                         3,327
                                                                  ------------
      Net unrealized gain on investments                          $ 45,280,491
                                                                  ------------
        Net realized and unrealized gain on investments
          and foreign currency                                    $209,883,121
                                                                  ------------
          Increase in net assets from operations                  $209,749,280
                                                                  ============
See notes to financial statements

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                        Six Months Ended
                                                            May 31, 1997              Year Ended
                                                             (Unaudited)       November 30, 1996
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                     $     (133,841)         $     (760,467)
  Net realized gain on investments and foreign
    currency transactions                                    164,602,630             313,038,586
  Net unrealized gain (loss) on investments and
    foreign currency translation                              45,280,491             (46,507,951)
                                                          --------------          --------------
    Increase in net assets from operations                $  209,749,280          $  265,770,168
                                                          --------------          --------------

Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)               $ (309,700,403)         $ (151,666,814)
  From net realized gain on investments and
    foreign currency transactions (Class B)                   (5,913,744)             (1,895,891)
                                                          --------------          --------------
      Total distributions declared to shareholders        $ (315,614,147)         $ (153,562,705)
                                                          --------------          --------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                        $  362,840,916          $  141,518,246
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                         249,205,819             122,007,526
  Cost of shares reacquired                                 (383,847,464)           (204,316,519)
                                                          --------------          --------------
    Increase in net assets from Fund share
      transactions                                        $  228,199,271          $   59,209,253
                                                          --------------          --------------
      Total increase in net assets                        $  122,334,404          $  171,416,716
Net assets:
  At beginning of period                                   1,366,236,878           1,194,820,162
                                                          --------------          --------------

  At end of period (including accumulated net
    investment loss of $211,858 and $78,017,
    respectively)                                         $1,488,571,282          $1,366,236,878
                                                          ==============          ==============

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                   Six Months Ended                              Year Ended November 30,
                                       May 31, 1997       ---------------------------------------------------------------------
                                        (Unaudited)            1996           1995           1994           1993           1992
-------------------------------------------------------------------------------------------------------------------------------
                                            Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $13.44          $12.51         $10.48         $12.97         $12.15         $10.87
                                             ------          ------         ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                        $  --           $(0.01)        $(0.01)        $(0.01)        $(0.01)        $(0.03)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                      1.63            2.55           3.12          (0.49)          1.55           2.07
                                             ------          ------         ------         ------         ------         ------
      Total from investment operations       $ 1.63          $ 2.54         $ 3.11         $(0.50)        $ 1.54         $ 2.04
                                             ------          ------         ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions        $(3.10)         $(1.61)        $(1.08)        $(1.99)        $(0.72)        $(0.76)
                                             ------          ------         ------         ------         ------         ------
Net asset value - end of period              $11.97          $13.44         $12.51         $10.48         $12.97         $12.15
                                             ======          ======         ======         ======         ======         ======
Total return(+)                              16.53%++        23.87%         32.91%        (5.00)%         13.43%         19.35%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                  0.73%+          0.72%          0.73%          0.72%          0.71%          0.67%
  Net investment loss                       (0.07)%+        (0.05)%        (0.08)%        (0.06)%        (0.19)%        (0.24)%
Portfolio turnover                              57%            107%            46%            56%            52%            16%
Average commission rate###                  $0.0610         $0.0611         $ --           $ --           $ --           $ --
Net assets at end of period (000,000
  omitted)                                   $1,436          $1,341         $1,180         $  977         $1,132         $1,070

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
 ## For the fiscal years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
 Year Ended November 30,                                1991                1990           1989           1988           1987
-----------------------------------------------------------------------------------------------------------------------------
                                                     Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 8.48              $10.70         $ 8.39         $ 9.05         $ 9.69
                                                      ------              ------         ------         ------         ------
Income from investment operations -
  Net investment income                               $ 0.01              $ 0.05         $ 0.09         $ 0.12         $ 0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                        2.93               (1.02)          3.14           0.64          (0.68)
                                                      ------              ------         ------         ------         ------
      Total from investment operations                $ 2.94              $(0.97)        $ 3.23         $ 0.76         $(0.50)
                                                      ------              ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.03)             $(0.05)        $(0.08)        $(0.15)        $(0.14)
  From net realized gain on investments and
    foreign currency transactions                      (0.52)              (1.20)         (0.84)         (1.27)          --
                                                      ------              ------         ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.55)             $(1.25)        $(0.92)        $(1.42)        $(0.14)
                                                      ------              ------         ------         ------         ------
Net asset value - end of period                       $10.87              $ 8.48         $10.70         $ 8.39         $ 9.05
                                                      ======              ======         ======         ======         ======
Total return(+)                                       36.56%            (10.27)%         42.14%          8.21%        (5.57)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                             0.63%               0.53%          0.54%          0.58%          0.50%
  Net investment income                                0.14%               0.55%          0.91%          1.27%          1.60%
Portfolio turnover                                       39%                 44%            32%            75%            66%
Net assets at end of period (000,000 omitted)         $  950              $  749         $  907         $  735         $  774

(+) Total returns for Class A shares do not include the applicable sales charge
    (except for reinvested dividends prior to March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                              Six Months Ended                        Year Ended November 30,
                                                  May 31, 1997        -------------------------------------------------------
                                                   (Unaudited)              1996           1995           1994          1993*
-----------------------------------------------------------------------------------------------------------------------------
                                                       Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $13.12            $12.26         $10.35         $12.93         $12.91
                                                        ------            ------         ------         ------         ------
Income from investment operations# -
  Net investment loss                                   $(0.04)           $(0.11)        $(0.11)        $(0.09)        $(0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions         1.57              2.51           3.10          (0.50)          0.03
                                                        ------            ------         ------         ------         ------
      Total from investment operations                  $ 1.53            $ 2.40         $ 2.99         $(0.59)        $ 0.02
                                                        ------            ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                       $(3.01)           $(1.54)        $(1.08)        $(1.99)        $ --
                                                        ------            ------         ------         ------         ------
Net asset value - end of period                         $11.64            $13.12         $12.26         $10.35         $12.93
                                                        ======            ======         ======         ======         ======
Total return                                            15.97%++          22.87%         32.09%        (5.82)%          0.70%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                             1.53%+            1.61%          1.63%          1.60%          1.49%+
  Net investment loss                                  (0.81)%+          (0.94)%        (0.98)%        (0.87)%        (0.99)%+
Portfolio turnover                                         57%              107%            46%            56%            52%
Average commission rate###                             $0.0610           $0.0611         $  --          $  --          $  --
Net assets at end of period (000,000 omitted)           $   43            $   25         $   14         $    9         $    2

  * For the period from the commencement of offering of Class B shares, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For the years ended after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

-------------------------------------------------------------------------------
                                                                 Period Ended
                                                                 May 31, 1997*
                                                                   (Unaudited)
--------------------------------------------------------------------------------
                                                                       Class I
--------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 9.86
                                                                       ------
Income from investment operations# -
  Net investment income                                                $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                2.11
                                                                       ------
      Total from investment operations                                 $ 2.12
                                                                       ------
Net asset value - end of period                                        $11.98
                                                                       ======
Total return                                                           21.50%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            0.51%+
  Net investment income                                                 0.19%+
Portfolio turnover                                                        57%
Average commission rate###                                            $0.0610
Net assets at end of period (000,000 omitted)                             $10

  * For the period from the commencement of offering of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1992, is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
Massachusetts Investors Growth Stock Fund (the Fund) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual effective rate of 0.29% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,756 for the period ended May 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,024 for the period ended May 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (assets attributable to Class A shares sold prior to March 1, 1991, are subject to a service fee of 0.15% per annum) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers, and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $414,647 for the period ended May 31, 1997. Payment of the 10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the period ended May 31, 1997, were 0.22% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,331 for Class B shares for the period ended May 31, 1997. Fees incurred under the distribution plan during the period ended May 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within twelve months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 1997, were $13,752 and $11,696 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $733,691,744 and $789,640,012, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                             $1,107,199,204
                                                               ==============
    Gross unrealized appreciation                              $  382,784,300
    Gross unrealized depreciation                                 (18,576,254)
                                                               --------------
        Net unrealized appreciation                            $  364,208,046
                                                               ==============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                        Six Months Ended May 31, 1997         Year Ended November 30, 1996
                                       ------------------------------  -----------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                            29,501,130       $321,339,965         9,833,859       $117,167,335
Shares issued to shareholders in
 reinvestment of distributions         24,273,277        243,704,117        11,391,727        120,223,809
Shares transferred to Class I            (729,102)        (7,188,941)           --                 --
Shares reacquired                     (32,807,697)      (356,876,397)      (15,793,634)      (186,665,355)
                                       ----------       ------------       -----------       ------------
  Net increase                         20,237,608       $200,978,744         5,431,952       $ 50,725,789
                                       ==========       ============       ===========       ============
Class B Shares
                                        Six Months Ended May 31, 1997         Year Ended November 30, 1996
                                       ------------------------------  -----------------------------------
                                           Shares             Amount             Shares             Amount
----------------------------------------------------------------------------------------------------------
Shares sold                             3,724,119       $ 40,475,983         2,089,754       $ 24,350,911
Shares issued to shareholders in
 reinvestment of distributions            561,395          5,501,702           171,965          1,783,717
Shares reacquired                      (2,486,962)       (26,796,880)       (1,530,126)       (17,651,164)
                                       ----------       ------------       -----------       ------------
  Net increase                          1,798,552       $ 19,180,805           731,593       $  8,483,464
                                       ==========       ============       ===========       ============
Class I Shares
                                         Six Months Ended May 31, 1997
                                         -----------------------------
                                           Shares             Amount
----------------------------------------------------------------------
Shares sold                                94,511       $  1,024,968
Shares transferred from Class A           729,102          7,188,941
Shares reacquired                         (16,246)          (174,187)
                                       ----------       ------------
  Net increase                            807,367       $  8,039,722
                                       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended May 31, 1997, was $4,780.

                    --------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

Trustees
A. Keith Brodkin* - Chairman and        Investor Information
President                               For MFS stock and bond market
                                        outlooks, call toll free:
Richard B. Bailey* - Private Investor;  1-800-637-4458 anytime from a
Former Chairman and Director (until     touch-tone telephone.
1991), Massachusetts Financial
Services Company; Director, Cambridge   For information on MFS mutual funds,
Bancorp; Director, Cambridge Trust      call your financial adviser or, for an
Company                                 information kit, call toll free:
                                        1-800-637-2929 any business day from 9
Peter G. Harwood - Private Investor     a.m. to 5 p.m. Eastern time (or leave
                                        a message anytime).
J. Atwood Ives - Chairman and Chief
Executive Officer, Eastern Enterprises  Investor Service
                                        MFS Service Center, Inc.
Lawrence T. Perera - Partner, Hemenway  P.O. Box 2281
& Barnes                                Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor,  For general information, call toll free
Harvard University Graduate School of   1-800-225-2606 any business day from
Business Administration                 8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor   For service to speech- or
                                        hearing-impaired, call toll free:
Arnold D. Scott* - Senior Executive     1-800-637-6576 any business day from 9
Vice President, Director and            a.m. to 5 p.m. Eastern time. (To use
Secretary, Massachusetts Financial      this service, your phone must be
Services Company                        equipped with a Telecommunications
                                        Device for the Deaf.)
Jeffrey L. Shames* - President and
Director, Massachusetts Financial       For share prices, account balances,
Services Company                        and exchanges, call toll free:
                                        1-800-MFS-TALK (1-800-637-8255)
Elaine R. Smith - Independent           anytime from a touch-tone telephone.
Consultant
                                        World Wide Web
David B. Stone - Chairman, North        www.mfs.com
American Management Corp. (investment
advisers)
                                        [DALBAR   For the third year in a row,
Investment Adviser                      LOGO]     MFS earned a #1 ranking in the
Massachusetts Financial Services              DALBAR, Inc. Broker/Dealer Survey,
Company                                 Main Office Operations Service Quality
500 Boylston Street                     Category. The firm achieved a 3.48
Boston, MA 02116-3741                   overall score on a scale of 1 to 4 in
                                        the 1996 survey. A total of 110 firms
Distributor                             responded, offering input on the
MFS Fund Distributors, Inc.             quality of service they received from
500 Boylston Street                     29 mutual fund companies nationwide.
Boston, MA 02116-3741                   The survey contained questions about
                                        service quality in 15 categories,
Portfolio Manager                       including "knowledge of phone service
Christian Felipe*                       contacts," "accuracy of transaction
                                        processing," and "overall ease of
Treasurer                               doing business with the firm."
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

                                                              -------------
Massachusetts           [DALBAR LOGO]                           Bulk Rate
Investors Growth                                               U.S. Postage
Stock Fund                                                       P a i d
                                                                   MFS
500 Boylston Street                                           -------------
Boston, MA 02116-3741


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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                    MIG-3 7/97 56M  13/213/813